Exhibit 99.2
Needham Growth Conference 2014 January 15, 2014
FORWARD LOOKING STATEMENTS 2 This presentation includes forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements relate to our expected future financial and operating performance, growth in the markets in which our products are sold, our market share for our products, and our significant customers. We may use words such as "expects," "anticipates," "intends," "plans," "believes," "could," "seeks," "estimates," and variations of such words and similar expressions in identifying forward-looking statements. In addition, any statements which refer to expectations, projections, our stock value multiple, the value of head-worn computing and or Golden-i products, or other characterizations of future events or circumstances are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements, whether as a result of new information, future events or otherwise. We refer you to the documents the Company files from time to time with Securities and Exchange Commission, and specifically the "Risk Factors" section of the Company's Form 10-K for the period ended December 29,2012 and Form 10-Q for the three month period ended September 28, 2013. We do not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Investment Summary 3 Wearable Technology Focus Head-Worn Device Market estimated to be > $9 Billion by 2019 Consumer HMD Market CAGR is Expected to be > 70% from 2013 to 2019 . FOCUS MODEL STRONG TECHNOLOGY FINANCIAL POSITION Business Model Design and License concept systems and provide critical components Strong IP and Technology 200+ patents globally (display, software, speech enhancement, noise cancellation, ergonomics wearable systems Strong Financial Position Cash and S/T investments (>$123M @ September 28, 2013) No debt
YOU PROBABLY HEARD... WEARABLES WILL BE BIG 4 *September, 2013 Transparency Market Research 1. Jupiter Research. 2. IMS Research. 3. ABI Research 2019 $ 9.275 BILLION 2016 $6 BILLION2 2014 $1.5 BILLION1 units 485 2018 MILLION3 71.8% per year* Consumer head-worn device market segment expected to grow from 2013-2019*
The wearable transition is already underway! 2014 Consumer Electronics Show - Las Vegas We are approaching a time where the human body can be retrofit in wearable technology from head-to-toe*. : *Source: WSJ. Where to Wear Your Technology? Torso to Toe 5 Head FEET DOG Neck
Executing our strategy Historical Differentiation 6 Leverage display infrastructure and patents Ruggedization lessons learned from US military, IBM and others Over 30 million displays sold to global consumer electronic companies (Samsung, JVC, Panasonic, Nikon, others) Over 200,000 display modules to US military for thermal sights
Executing our strategy 7 Developed the Golden-i head-worn system Created strategic partnerships, for example: Motorola Solutions Launched HC1, wearable headset computer for the enterprise based on Kopin Reference Design, software and critical components Ask Ziggy (Siri-like" voice technology) Strategic investments and acquisitions, including: Forth Dimension Displays (Reflective LCOS) Ikanos (Software), eMDT (Low power IC design), Aurisound technology (Noise Cancellation) Constructing a wearable tech center in Silicon Valley for improving voice technology, prototyping, testing and refining wearable solutions WEARABLE HEADSET FOCUS The last 5 years the results a portfolio of key Wearable technologies KOPIN UNDERSTANDS THE COMPLETE SYSTEM
Some of our NOTABLE WEARABLE PARTNERSHIPS 9 VUZIX SMART GLASSES, M100 RECON INSTRUMENTS JET MOTOROLA HC1
Military Focus - Next Generation Sights Retain high resolution direct visual optical performance Maintain existing reticle and boresight Active Target reticle: Range and Wind Information GPS and Compass Information Target ID Sensor Fusion DVO always available

KOPIN

ACOG OVERLAY SIGHT PROJECT



- **Content:** ACOG 3.5X Overlay Reticle System
- **Program Status:** Internal R&D Program
- **Delivery Status:** Brassboard daytime viewable overlay reticle system demonstrated Q4 2011
- **Partner:** Trijicon Inc.

- Rapid prototype project team with Trijicon
- Integration of display into 3.5x35ACOG sight
- 640 x 480 monochrome
- Display Luminance >5000fL at 330mW (backlight)
- 1,000,000:1 dimming range



N
NE
KOPIN
627m
Trijicon

"luminance at this power level is excellent" NVL Jan 2012

Precision Acquisition & Targeting System (PATS) Internally Funded R&D Initiative 2013 Design & Development 2014 Product Introduction Objective Lens Clip-On Sight Integrated Fire Control System Clips-On to Existing DVO Sights Integrated LRF, DVO Overlay & Ballistic Calculator Day/Night Compatible DVO Overlay Display Improves First Shot Probability & Lethality Single CR-123 battery >50hours run time 7 degree FOV display (matches RCO sight) Integrated Eye Safe LRF (1.55um) Proven Ballistic Computer Implementation Precision Eyepiece Optics Local or Remote Button Actuation Ease of Installation and Boresighting
Friend/FOE 875m 230.63° 37 23.516 122 02.625 Next Generation Sights Generic Display Engine Retrofit Revised Optics + GPS & Compass = Maintain fixed reticle High Resolution DVO always available DVO stays on weapon Retains boresight Visual and Sensor Fusion SWIR, Thermal, I2 Target ID Rapid Targeting > First shot accuracy Active Target reticle Wind & Range
CONDENSED BALANCE SHEET 14 No long-term debt Repurchased over $30 million of its common stock since 2006 Kopin has a new $30 million stock repurchase program in place September 28, 2013 December 29, 2012 Assets Cash and marketable securities $ 122,747,803 $ 92,485,349 Total current assets 129,647,801 126,967,069 Equipment and improvements, net 6,191,163 8,486,406 Other assets 23,486,566 11,609,595 Noncurrent assets held for sale - 29,145,732 Total assets $ 159,325,530 $ 176,208,802 Liabilities and stockholders equity Total current liabilities 13,274,203 20,176,436 ARO 321,750 322,477 Noncurrent liabities held for sale - 623,979 Total stockholders' equity 149,729,577 155,085,910 Total liabilities and stockholders' equity $ 159,325,530 $ 176,208,802
15 Customers/partners leverage our portfolio of key technologies LCOS displays (transmissive and reflective) Optics Low power IC Ergonomics Software Electronics Packaging Speech enhancement Natural speech software Technology We understand the complete wearable headset system requirements Summary A focus on wearables Demonstrate that the breadth of our knowledge and increase our critical component offerings enabling our partners to develop tailored solutions and reduce their time to market Customers Continue to enhance our IP portfolio on key technologies and concept system designs in order to stake out a significant position in the fast growing wearable technology space Filed about 100 patents in the past 5 years Innovation
Needham Growth Conference 2014 January 15, 2014